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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                                  MAY 29, 1998



                        AMERICAN SHARED HOSPITAL SERVICES
             (Exact name of registrant as specified in its charter)


CALIFORNIA                            0-8789                 94-2918118
(State or other              (Commission File Number)     (I.R.S. Employer
jurisdiction of                                           Identification No.)
incorporation)



FOUR EMBARCADERO CENTER, SUITE 3620, SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: 415-788-5300



                                 Not Applicable
--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On May 29, 1998, American Shared Hospital Services (the "Company") received a request from the U.S. Federal Trade Commission for additional information in connection with the Company's proposed sale of its medical diagnostic imaging assets to an affiliate of Alliance Imaging, Inc. The proposed sale was announced on March 12, 1998 and was the subject of a Form 8-K filing on March 20, 1998.

        The foregoing is the subject of a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        The following exhibits are filed with this report:

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               Exhibit No.                     Description
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
                   99               Press Release dated June 1, 1998

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN SHARED HOSPITAL SERVICES
                                    (Registrant)



                                    By:   /s/ Ernest A. Bates, M.D.
                                        ----------------------------------
                                          Ernest A. Bates, M.D.
                                          Chairman of the Board and
                                          Chief Executive Officer

Dated:  June 9, 1998



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

Exhibit No.                 Description                                 Page
-----------                 -----------                                 ----
    99          Press Release dated June 1, 1998                          5

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